Exhibit 99

Spirit AeroSystems Holdings, Inc.

3801 S. Oliver

Wichita, KS 67210

www.spiritaero.com

Spirit AeroSystems, Inc. Delays Second Quarter 2013 Earnings Release; Holds Management Call

•                  Full Earnings Release and Filing of 10-Q Delayed Pending Completion of Auditor’s  Review

•                  Expects to Report Total Revenues of $1.521 Billion, Up 13% y/y, with Strong Operating Performance Excluding Charges

•                  Expects to Record 2Q Pre-tax Charge Ranging Between $350-$400 Million Related to Gulfstream Programs

•                  Initiates Process to Divest Oklahoma Sites

•                  Company Will Host Management Call as Previously Scheduled at 10:00 AM Central / 11:00 AM Eastern on Tuesday, August 6, 2013

Wichita, Kan., August 6, 2013 – Spirit AeroSystems Holdings, Inc. [NYSE: SPR] announced today the company will postpone the second quarter earnings release and filing its quarterly report on Form 10-Q. Related to the second quarter financial statements, the company’s auditors have not completed their review. The company will file a notice on Form 12b-25 with the SEC to report the delayed filing and plans to reschedule a full earnings report once the review is complete.

Spirit expects to report that second quarter 2013 revenues were $1.521 billion, up 13% from $1.341 billion for the same period of 2012, driven by higher production volumes and non-production revenues. Total operating performance also improved year over year excluding charges while backlog increased by $2 billion to $38 billion.

Additionally, the company expects to record between a $350 million to $400 million pre-tax charge related primarily to the Gulfstream business jet programs. The charge is primarily related to forecasted cost growth in the Wing segment in the years 2014-2021 with minimal cash flow impact in the current period. Excluding the charge, the company expects to report second quarter 2013 financial results reflecting continued strong demand for large commercial aircraft and strong mature program operating performance.

Also today, Spirit announced the initiation of a process to divest its Oklahoma operations(1) which includes sites in Tulsa, OK and McAlester, OK as part of the broader strategic and financial review announced by the company in May of 2013.

To address the charges in the quarter, the company has amended its senior secured loan and credit facility to suspend the existing financial covenants through the fourth quarter of 2014, after which time the financial covenants will again apply.  During this period, the company will be subject to a liquidity covenant and any draws under the revolving credit facility will be subject to borrowing base limitations.  No event of default has occurred.

Management will host a call regarding the strategic rationale for the announced Oklahoma divestiture with analyst Q&A at 10:00AM Central / 11:00 AM Eastern on Tuesday, August 6, 2013. This call will be broadcast online. The live audio stream can be accessed on Tuesday, August 6, 2013, at http://www.spiritaero.com/investor.aspx.

There will be regular earnings release call concurrent with a full earnings release announcement at a date to be announced.

(1) As part of initiating the process to divest the Oklahoma sites, Spirit has engaged the services of an investment banker to represent the company.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” that may involve many risks and uncertainties. Forward-looking statements reflect our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “intend,” “estimate,” “believe,” “project,” “continue,” “plan,” “forecast,” or other similar words, or the negative thereof, unless the context requires otherwise. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, but are not limited to, the following: our ability to continue to grow our business and execute our growth strategy, including the timing, execution and profitability of new programs; our ability to perform our obligations and manage costs related to our new commercial and business aircraft development programs and the related recurring production; margin pressures and the potential for additional forward-losses on aircraft development programs; our ability to accommodate, and the cost of accommodating, announced increases in the build rates of certain aircraft; the effect on business and commercial aircraft demand and build rates of the following factors: continuing weakness in the global economy and economic challenges facing commercial airlines, a lack of business and consumer confidence, and the impact of continuing instability in global financial and credit markets, including, but not limited to, any failure to avert a sovereign debt crisis in Europe; customer cancellations or deferrals as a result of  global economic uncertainty; the success and timely execution of key milestones such as deliveries of Boeing’s B787; and certification and first delivery of Airbus’ A350 XWB aircraft program, receipt of necessary regulatory approvals, and customer adherence to their announced schedules; our ability to successfully negotiate new pricing under our main supply agreement with Boeing; our ability to enter into profitable supply arrangements with additional customers; the ability of all parties to satisfy their performance requirements under existing supply contracts with Boeing and Airbus, our two major customers, and other customers and the risk of nonpayment by such customers; any adverse impact on Boeing’s and Airbus’ production of aircraft resulting from cancellations, deferrals or reduced orders by their customers or from labor disputes or acts of terrorism; any adverse impact on the demand for air travel or our operations from the outbreak of diseases or epidemic or pandemic outbreaks; returns on pension plan assets and the impact of future discount rate changes on pension obligations; our ability to borrow additional funds or refinance debt; our ability to sell our Oklahoma sites for a price acceptable to us; competition from original equipment manufacturers and other aerostructures suppliers; the effect of governmental laws, such as U.S. export control laws and U.S. and foreign anti-bribery laws such as the Foreign Corrupt Practices Act and United Kingdom Bribery Act, and environmental laws and agency regulations, both in the U.S. and abroad; the cost and availability of raw materials and purchased components; our ability to recruit and retain highly skilled employees and our relationships with the unions representing many of our employees; spending by the U.S. and other governments on defense; the possibility that our cash flows and borrowing facilities may not be adequate for our additional capital needs or for payment of interest on and principal of our indebtedness; our exposure under our existing senior secured revolving credit facility to higher interest payments should interest rates increase substantially; the effectiveness of any interest rate and foreign currency hedging programs; the outcome or impact of ongoing or future litigation, claims and regulatory actions; our exposure to potential product liability and warranty claims; and the accuracy or completeness of our assessment of damage and costs of restoration and recovery from the severe weather event that hit our Wichita, Kan. facility on April 14, 2012. These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements.  These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The financial information in this release is preliminary and subject to the results of the auditor’s review described above.

On the web: www.spiritaero.com

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Contact information:

Investor Relations: Coleen Tabor (316) 523-7040

Media:  Ken Evans (316) 523-4070

About Spirit AeroSystems, Inc.

Spirit AeroSystems, with headquarters in Wichita, Kan., USA, is one of the world's largest non-OEM designers and manufacturers of aerostructures for commercial aircraft. In addition to its Wichita and Chanute facilities in Kansas, Spirit has locations in Tulsa and McAlester, Okla.; Kinston, N.C.; Nashville, Tenn.; Prestwick, Scotland; Preston, England; Subang, Malaysia; and Saint-Nazaire, France. In the U.S., Spirit's core products include fuselages, pylons, nacelles and wing components. Additionally, Spirit provides aftermarket customer support services, including spare parts, maintenance/repair/overhaul, and fleet support services in North America, Europe and Asia. Spirit Europe produces wing components for a host of customers, including Airbus.